SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   Form 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): JANUARY 30, 1997


                   Atlantic International Entertainment, Ltd.
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             (Exact name of registrant as specified in its charter)


    Delaware                     0-27256         13-3858917
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(State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)         File Number)   Identification No.)


         2200 Corporate Boulevard, Suite 317, Boca Raton, Florida 33431
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                    (Address of principal executive offices)


Registrant's telephone number, including area code: (407) 995-2190



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         (Former name or former address, if changed since last report.)

 ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
             INFORMATION AND EXHIBITS.

         The Registrant hereby amends Item 7 of this Form 8-K by including the required letter from independent public accountants as an exhibit hereto.

         (c)  Exhibits:

             (16) Letter from Buchbinder Tunick & Company LLP to the Securities Exchange Commission.


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
                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ATLANTIC INTERNATIONAL
                                       ENTERTAINMENT, LTD.


Dated: February 7, 1997                By: /S/ RICHARD IAMUNNO
                                           ----------------------
                                           Name: Richard Iamunno
                                           Title: President


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